UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 18, 2014 (November 12, 2014)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 12, 2014, American Realty Capital Properties, Inc. (the “Parent”) and ARC Properties Operating Partnership, L.P., as the borrower (the “Company”), entered into a Consent and Waiver Agreement and First Amendment to Credit Agreement (the “Waiver and Amendment”) with respect to their existing Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of June 30, 2014, by and among the Parent, the Company, the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”).

The Waiver and Amendment, among other things, (i) modified certain financial covenants in the Credit Agreement relating to the Company’s ratio of consolidated total indebtedness to total asset value and the Company’s ratio of consolidated unsecured indebtedness to unencumbered asset value to remove the “covenant holiday” that would be available to the Company upon the consummation of a material acquisition, (ii) implemented additional financial covenants requiring the Company to maintain a minimum unencumbered asset value of $10.5 billion and restricting the Company from holding more than $125 million of unrestricted cash constituting proceeds of loans under the Credit Agreement and (iii) reduced the aggregate commitments in respect of the dollar-denominated revolving credit facility from $3.2 billion to $2.55 billion, resulting in a reduction in total facility size from $4.65 billion to $4.0 billion (borrowings under which remain subject to customary conditions, as well as additional limitations on borrowings imposed pursuant to the Consent and Waiver and described below).

On October 29, 2014, the Parent filed a Current Report on Form 8-K (the “October 8-K”) announcing, among other things, that its audit committee had concluded, based on the preliminary findings of an investigation, that the previously issued financial statements and other financial information contained in certain public filings by the Parent should no longer be relied upon and that its chief accounting officer and its chief financial officer had resigned. Pursuant to the Waiver and Amendment, the Lenders waived, on a conditional basis, certain potential defaults or events of default that may have arisen or may have been deemed to have arisen from the matters disclosed in the October 8-K, provided that the Company must, by January 5, 2015, deliver restated financial statements of the Parent for the fiscal quarters ended March 31, 2014 and June 30, 2014, and certain additional certifications with respect thereto and with respect to the financial statements of the Parent for the fiscal year ended December 31, 2013. The Waiver and Amendment also provides the Company with an extension for delivery of the Parent’s financial statements for the fiscal quarter ended September 30, 2014, provided that such financial statements must be delivered by the earlier of (i) five days following the date the Parent files its Quarterly Report on Form 10-Q for such period with the United States Securities and Exchange Commission (the “Commission”) and (ii) January 5, 2015.

Until the date that the financial statements and other deliverables described in the immediately preceding paragraph are delivered, the aggregate outstanding loans under the Credit Agreement may not exceed $3.6 billion and the Company is subject to certain limitations with respect to the use of proceeds of any loans made during such period. In addition, during such period, the Company has agreed to provide, at the request of the Administrative Agent, certain additional financial projections.

The description above of the Waiver and Amendment is qualified in its entirety by reference to the complete text of the Waiver and Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 12, 2014, the Parent received a notification letter (the “Letter”) from the NASDAQ Listing Qualifications Department (“NASDAQ”) stating that because the Parent has not yet filed its Quarterly Report on Form 10-Q for the period ended September 30, 2014 (the “Form 10-Q”) with the Commission, it was not in compliance with the continued listing requirements under NASDAQ Listing Rule 5250(c)(1). The Parent has also received, and will cooperate with, a letter (the “NASDAQ Information Request”) from NASDAQ requesting certain information relating to the matters described in the October 8-K.

Pursuant to the Letter, the Parent must submit a plan to NASDAQ to regain compliance with the applicable NASDAQ Listing Rule. The Letter states that the Parent has 60 calendar days from November 12, 2014 to submit to NASDAQ a plan to regain compliance with the NASDAQ Listing Rules. The Parent intends to submit a plan to regain compliance within the 60-day period. If NASDAQ accepts the Parent’s plan, then NASDAQ may grant the Parent an extension of up to 180 calendar days from the Form 10-Q’s initial due date, or until May 11, 2015, to regain compliance with NASDAQ’s Listing Rules. The Letter has no immediate effect on the listing or trading of the Parent’s common stock, par value $0.01 per share, or 6.70% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, on the NASDAQ Global Select Market.

On November 18, 2014, the Parent issued a press release disclosing the receipt of the Letter, as required by NASDAQ Listing Rule 5810(b), a copy of which press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as if fully set forth herein.

Item 7.01. Regulation FD Disclosure.

The following information is being provided under Item 7.01 Regulation FD Disclosure in this Current Report on Form 8-K: a transcript, attached as Exhibit 99.2 hereto, from the Parent’s November 14, 2014 investor call discussing the Parent’s press release and Form 8-K filing from earlier that day. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On November 13, 2014, the Parent received a subpoena, as expected, from the Commission requesting the production of certain documents and communications that relate to, among other things, the matters described in the October 8-K. The Parent will cooperate with the Commission.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) may contain “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Parent’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors, including Parent’s ability to deliver its third quarter 2014 financial statements to the lenders under its unsecured credit facility by January 5, 2015 and therefore meet its borrowing obligations under such facility, which could cause actual results to differ materially from those contained in the forward-looking statements, and its ability to respond in a timely, and satisfactory matter, to the inquiries and subpoenas by NASDAQ and the Commission. Additional factors that may affect future results are contained in the Parent’s filings with the Commission, which are available at the Commission’s website at www.sec.gov. The Parent disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consent and Waiver Agreement and First Amendment to Credit Agreement, dated as of November 12, 2014 by and among American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent

99.1	Press Release issued November 18, 2014

99.2	Transcript from the November 14, 2014 investor call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer

Date: November 18, 2014